Income Taxes	12 Months Ended
Apr. 30, 2024
Income Taxes [Abstract]
Income taxes

Note 10 – Income taxes

(a) Corporate Income Taxes

The Company is in Japan and is subject to Japanese national and local income taxes, inhabitant tax, and enterprise tax, which, in the aggregate, represent a statutory income tax rate of approximately 34.6% for the years ended April 30, 2023 and 2024, respectively.

Reconciliation of the differences between statutory income tax rate and the effective tax rate

The following table reconciles the Japan statutory rate to the Company’s effective tax rates for the years ended April 30, 2023 and 2024:

	April 30, 2023	April 30, 2024
Japanese statutory income tax rate	34.6%	34.6%
Deferred IPO costs	18.7%	11.8%
Non-taxable income	3.1%	1.0%
Valuation allowance	(49.5)%	(45.9)%
Share based compensation	—%	(0.2)%
Non-deductible expenses	(0.8)%	—%
Others	(3.7)%	(1.2)%
	2.4%	0.1%

Significant components of the provision for income taxes are as follows:

	April 30, 2022	April 30, 2023	April 30, 2024	April 30, 2024
	JPY	JPY	JPY	USD
Current income tax expense (benefit)	12,963,341	(9,345,241)	-	-
Deferred tax (benefit) expense	15,978,261	122,261	(188,496)	(1,196)
Total provision for income taxes	28,941,602	(9,222,980)	(188,496)	(1,196)

For the purpose of presentation in the balance sheets, deferred income tax assets and liabilities have been offset. Significant component of deferred tax assets and liabilities are as follows:

	April 30, 2023	April 30, 2024
	JPY	JPY	USD
Net operating loss carry forward	198,703,446	353,138,111	2,241,577
Write off of other receivable	15,005,181	15,005,181	95,247
Lease liabilities	1,199,363	3,810,002	24,184
Write off of guarantee money deposited	2,665,941	2,665,941	16,922
Temporary difference in depreciation	2,781,224	2,645,375	16,792
Bonus accrual	1,010,374	2,392,042	15,184
Research and development costs – capitalized for tax purposes	3,966,700	-	-
Others	212,039	402,882	2,557
Valuation allowance	(222,921,425)	(376,249,532)	(2,388,279)
Deferred tax assets	2,622,843	3,810,002	24,184
Right-of-use assets – operating lease	(1,199,363)	(3,810,002)	(24,184)
Accrued business tax receivable	(1,421,684)	-	-
Others	(190,292)	-	-
Deferred tax liabilities	(2,811,339)	(3,810,002)	(24,184)
Total	(188,496)	-	-

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the cumulative earnings and projected future taxable income in making this assessment. Recovery of substantially all of the Company’s deferred tax assets is dependent upon the generation of future income, exclusive of reversing taxable temporary differences.

(b) Consumption tax

Consumption tax collected and remitted to tax authorities is excluded from revenue, cost of sales, and expenses in the statements of operations. The Company has been subject to the applicable consumption tax rate of 10%, with an 8% rate applicable to a limited number of exceptions based on the new Japanese tax law. For overseas sales, the Company is exempted from paying consumption tax. The Company can deduct all its qualified input consumption tax paid when purchasing from suppliers, against the output consumption tax derived from domestic sales. The Company is eligible for consumption tax refund from the tax authorities for excess input consumption tax, which is recorded in accounts receivable, net on the balance sheets.